                                                                   Exhibit 10.17

                      AMENDMENT NO.4 TO CREDIT AGREEMENT

                                 This AMENDMENT NO.4 TO CREDIT AGREEMENT is made
                          and entered into as of August 11,2000, by and among HUDSON RESPIRATORY CARE INC., a California corporation (the "Borrower"), RIVER HOLDING CORP., a Delaware corporation ("Holding") and the Required Lenders (as defined in Article I of the Credit Agreement).

                                   RECITALS

    A. The Borrower, Holding, the Lenders (as defined in Article I of the Credit Agreement), Salomon Brothers Inc, as Arranger, Advisor and Syndication Agent, and Bankers Trust Company, as Administrative Agent and Collateral Agent, entered into a Credit Agreement dated as of April7, 1998 (as amended and otherwise modified to the date hereof, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

    B. The Borrower requested certain changes to the Credit Agreement.

    C. The Required Lenders are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

    D. The Borrower, Holding and the Required Lenders are entering this Amendment pursuant to Section 9.08(b) of the Credit Agreement.

                                  AGREEMENTS

    In consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holding and the Required Lenders agree as follows:

    1. Definitions. (a) The definition of "Capital Expenditures" is amended in its entirety to read:

         "Capital Expenditures" means capital expenditures of the Borrower and its Subsidiaries determined in accordance with GAAP, excluding a cumulative amount of up to $4,000,000 of SAP Computer Capital Expenditures.

    (b) The table in the definition of "Pricing Adjustment" is amended in its entirety to read:

                             Category 1             Category 2           Category 3             Category 4         Category 5
                                                  Debt/ Adjusted        Debt/Adjusted         Debt/Adjusted
                                                   EBITDA Ratio          EBITDA Ratio          EBITDA Ratio
                        Debt/Adjusted EBITDA     less than 5.5:1.0    less than 4.75:1.0   less than 4.0:1.0 and   Debt/Adjusted
                        Ratio greater than or   and greater than or   and greater than or  greater than or equal   EBITDA Ratio
                          equal to 5.5:1.0       equal to 4.75:1.0     equal to 4.0:1.0          to 3.5:1.0        less than 3.5:1.0
                          ----------------      -----------------      ----------------          ----------        -----------------
Commitment                       0%                    0%                     0%                    .0625%                 .125%
Fees
ABR Loans                        0%                 .250%                  .500%                     .750%                1.000%
Eurodollar                       0%                 .250%                  .500%                     .750%                1.000%
Loans

     (C) The following definitions are inserted in Section 1.01 of the Credit Agreement in alphabetical order:

          "Holdco" means collectively HRC Holding, Inc., a Delaware corporation, and Hudson Euro Co S.a.r.l., a Luxembourg corporation.

          "SAP Computer Capital Expenditures" means Capital Expenditures for the installation of the Borrower's SAP computer system, including hardware costs, SAP licensing fees, implementation consulting, and internally capitalized labor, in each case incurred on or before June 30, 2000.

     2. Interest on Loans. Sections 2.06(a) and (b) of the Credit Agreement are amended in their entirety to read:

          (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing, including each Swingline Loan, shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus 2.00% less the applicable Pricing Adjustment.

           (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of360 days) at a rate per annum equal to the Adjusted Eurodollar Rate for the Interest Period in effect for such Borrowing plus 3.00% less the applicable Pricing Adjustment.

     3. Use of Proceeds. Section 3.13(e) is amended in its entirety to read as follows:

           (e) Notwithstanding anything in this Agreement to the contrary, but subject to Section 2.01(b), not more than $45,000,000 of the Aggregate Revolving Credit Exposure outstanding at any time may be used by the Borrower for purposes of Permitted Acquisitions pursuant to Section 6.04(c), and not more than

                 (i) until December 31,2000, $20,000,000,

                 (ii) thereafter, (A) $15,000,000 if the Debt/Adjusted EBITDA Ratio of the Borrower measured as of the most recently completed fiscal quarter is greater than 4.25:1.00, and (B) otherwise, $20,000,000, of the Aggregate Revolving Credit Exposure outstanding at any time may be used by the Borrower for any corporate purpose other than Permitted Acquisitions pursuant to Section 6.04(c).

    4. Debt/Adjusted EBITDA Ratio. Section 6.09 of the Credit Agreement is amended in its entirety to read as follows:

         Section 6.09. Debt/Adjusted EBITDA Ratio. The Debt/Adjusted EBITDA Ratio shall not exceed the following amounts as of the ends of fiscal quarters of the Borrower ending nearest to the following dates:

Fiscal Quarter                                            Debt/Adjusted EBITDA Ratio
Ending Nearest                --------------------------------------------------------------------------------------------
    to                             1998        1999           2000          2001         2002        2003         2004
                              --------------------------------------------------------------------------------------------
March 31                                    6.40:1.00      5.60:1.00     4.90:1.00     3.75:1.00    3.50:1.00    3:50:1.00

June 30                         6.75:1:00   6.40:1.00      6.00:1.00     4.50:1.00     3.75:1.00    3.50:1.00

September 30                    6.75:1:00   6.20:1.00      5.50:1.00     4.25:1.00     3.75:1.00    3.50:1.00

December 31                     6.40:1.00   6.00:1.00      5.25:1.00     4.00:1.00     3.50:1.00    3.50:1.00
                              --------------------------------------------------------------------------------------------

           and thereafter, 3.50:1.00.


     5. Interest Coverage Ratio. Sections 6.11(c) and (d) of the Credit Agreement are amended in their entirety to read as follows:

           (c) The ratio of

                 (i) the EBITDA for the period of four fiscal quarters ending nearest to December 31, 1998 to

                 (ii) the product of 1.33 times the Consolidated Interest Expense for the period of three fiscal quarters ending nearest to December 31, 1998,

     shall not be less than 1.60:1.00.

                (d) The ratio of EBITDA to Consolidated Interest Expense for the period of four fiscal quarters ending nearest to each of the following dates, shall not be less than the following ratios:

Fiscal Quarter Ending                                   Consolidated Interest Coverage Ratio
Nearest to                    ---------------------------------------------------------------------------------
                                  1999          2000          2001          2002           2003         2004
                              ---------------------------------------------------------------------------------
 March 31                       1.55:1.00     1.80:1.00      2.00:1.00     2.75:1.00     3.00:1:00    3.00:1:00
 June 30                        1.55:1.00     1.70:1.00      2.20:1.00     2.75:1.00     3.00:1:00
 September 30                   1.65:1.00     1.70:1.00      2.30:1.00     2.75:1.00     3.00:1:00
 December 31                    1.65:1.00     1.85:1.00      2.50:1.00     3.00:1.00     3.00:1:00
                              ---------------------------------------------------------------------------------
          and thereafter, 3.00:1.00.

     6. Fixed Charge Coverage Ratio. Section 6.12 of the Credit Agreement is amended in its entirety to read as follows:


          SECTION 6.12. Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio as of the end of the period of four fiscal quarters ending nearest to the following dates shall not be less than the following ratios, beginning with the fiscal quarter ending nearest to March 31, 1999:

Fiscal Quarter Ending                                    Fixed Charge Coverage Ratio
Nearest to                    ----------------------------------------------------------------------------------
                                  1999          2000          2001          2002           2003         2004
                              ----------------------------------------------------------------------------------
March 31                         1.05:1.00    1.00:1.00      1.10:1.00     1.20:1.00     1.20:1.00    1.20:1.00
June 30                          1.00:1.00    1.00:1.00      1.15:1.00     1.20:1.00     1.20:1.00
September 30                     1.00:1.00    1.00:1.00      1.15:1.00     1.20:1.00     1.20:1.00
December 31                      1.00:1.00    1.05:1.00      1.20:1.00     1.20:1.00     1.20:1.00
                              ----------------------------------------------------------------------------------
          and thereafter, 1.20:1.00.

     7. Binding Effect and Effectiveness. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Borrower, Holding and the Required Lenders have each executed and delivered at least one counterpart, and shall become legally binding (and with respect to the amendments made in items 1 (b) and 2, immediately effective; with respect to the amendment to the definition of "Holdco", with retrospective effect from June 17,
1999); and with respect to each other amendment herein, with retrospective effect from June 30,2000) upon satisfaction of the following conditions precedent:

           (a) The Borrower shall have paid to each Lender that executes this Amendment at or before 12:00 noon, Los Angeles time, on August 11,2000, an amendment fee equal to 0.25% of such Lender's Revolving Credit Commitment and outstanding Term Loans as of the date of this Amendment.

           (b) The Borrower shall have paid to the Administrative Agent all fees which are due and payable to the Administrative Agent under the Credit Agreement as amended.

     8. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof

     9. Reference to Credit Agreement. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Credit Agreement accomplished hereby, each reference in the Credit Agreement, to "this Agreement", "hereunder", "hereof', "herein" or words of like import, and each reference to the Credit Agreement shall be deemed a reference to the Credit Agreement, as amended hereby, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have cause this amendment to be duly executed by their respective officers as of the date first above written.


                                   HUDSON RESPIRATORY CARE INC.,

                                   by: /s/ Jay R. Ogram
                                   ---------------------------------------
                                   Name: Jay R. Ogram
                                   Title: Chief Financial Officer


                                   RIVER HOLDING CORP.

                                   by: /s/ Jay R. Ogram
                                   ---------------------------------------
                                   Name: Jay R. Ogram
                                   Title: Chief Financial Officer

                                   Acknowledged by:

                                   BANKERS TRUST COMPANY, as
                                   Administrative agent and Collateral Agent

                                   by: /s/  Mary Jo Jolly
                                   ---------------------------------------
                                   Name: Mary Jo Jolly
                                   Title: Assistant Vice President


                                   SALOMON BROTHERS INC, as Arranger,
                                   Advisor and Syndication Agent,

                                   By: /s/ Timothy L. Freeman
                                   ---------------------------------------
                                   Name: Timothy L. Freeman
                                   Title: Managing Director

                                   LENDERS
                                   -------

                                   BANKERS TRUST COMPANY,

                                   by: /s/  Mary Jo Jolly
                                   ---------------------------------------
                                   Name: Mary Jo Jolly
                                   Title: Assistant Vice President


                                   CITICORP USA, INC.,

                                   by: /s/ Timothy L. Freeman
                                   ---------------------------------------
                                   Name: Timothy L. Freeman
                                   Title: Managing Director


                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION,

                                   by:
                                   ---------------------------------------
                                   Name:
                                   Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                   by: /s/ Nicholas J. Campbell, Jr.
                                   ---------------------------------------
                                   Name: Nicholas J. Campbell, Jr.
                                   Title: Vice President


                                   BHF (USA) CAPITAL CORP.,

                                   by: /s/ Hans. J. Scholtz
                                   ---------------------------------------
                                   Name: Hans. J. Scholtz
                                   Title: Vice President

                                   by: /s/ Thomas J. Scifo
                                   ---------------------------------------
                                   Name: Thomas J. Scifo
                                   Title: Vice President


                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.,

                                   by: /s/ Patrick Rounds
                                   ---------------------------------------
                                   Name: Patrick Rounds
                                   Title: Senior Vice President
                                   by: /s/ Geoffrey C. Headington
                                   ----------------------------------------
                                   Name: Geoffrey C. Headington
                                   Title: Senior Associate


                                   WELLS FARGO BANK, NA.,

                                   by: /s/ S. Michael St. Geme
                                   ---------------------------------------
                                   Name: S. Michael St. Geme
                                   Title: Vice President


                                   ROYAL BANK OF CANADA,

                                   by: /s/ S. Lori Ross
                                   ---------------------------------------
                                   Name: Lori Ross
                                   Title: Manager


                                   SOCIETE GENERALE,

                                   by: /s/ J. Staley Stewert
                                   ---------------------------------------
                                   Name: J. Staley Stewert
                                   Title: Director


                                   IMPERIAL BANK,

                                   by: /s/ Ray Valdama
                                   ----------------------------------------
                                   Name: Ray Valdama
                                   Title: Senior Managing Director


                                   NATIONS BANK, N.A., as successor to
                                   NationsBank of Texas, N.A.,

                                   by:
                                   ---------------------------------------
                                   Name:
                                   Title: